UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2025

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

48389 Fremont Blvd., Suite 110
Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

(510) 244-0424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LINK	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed, Interlink Electronics, Inc. (the “Company”) previously issued and sold shares of the Company’s 8.00% Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), in connection with a private placement that closed on October 22, 2021. Each share of Series A Preferred Stock is convertible into three shares of the Company’s Common Stock. Pursuant to the Company’s Certificate of Designations, Preferences, Limitations Restrictions and Relative Rights of Series A Preferred Stock (the “Certificate of Designations”), subject to certain exceptions and limitations, the Company has the right to direct the mandatory conversion (the “Mandatory Conversion”) of the Series A Preferred Stock in certain events, including in the event that the closing price of the Common Stock closes at or above one hundred twenty percent (120%) of the Conversion Price (as defined in the Certificate of Designations), or $10.00 per share, for twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the business day immediately prior to the Mandatory Conversion Notice Date (as defined below).

On October 15, 2025 (the “Mandatory Conversion Notice Date”) the Company converted all shares of Series A Preferred Stock into shares of Common Stock, pursuant to and in accordance with Section 7 of the Certificate of Designations.

The foregoing summary of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 25, 2021, and such document attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 23, 2021, each of which is incorporated herein by reference.

Item 8.01	Other Events

On October 15, 2025, the Company issued a press release announcing the Mandatory Conversion, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2025	INTERLINK ELECTRONICS, INC.

	By:	/s/ Ryan J. Hoffman
Ryan J. Hoffman
Chief Financial Officer

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